UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

MEDICAL PROPERTIES TRUST, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-32559	20-0191742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Urban Center Drive, Suite 501
Birmingham, Alabama	35242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 205 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share, of Medical Properties Trust, Inc	MPW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Medical Properties Trust, Inc.’s (the “Company”) annual meeting of stockholders was held on May 30, 2024. As of March 20, 2024, the Company’s record date, there were 601,598,536 shares of common stock outstanding and entitled to vote. At the annual meeting, 422,004,378 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. Set forth below are the final voting results for each matter voted upon, including the number of votes that were cast for and against each nominee or proposal, and the number of abstentions and broker non-votes, as applicable. For more information about each proposal, see the Company’s definitive proxy statement, dated April 17, 2024.

Proposal 1: The election of nine directors to the board of directors of the Company, to serve until the next annual meeting of stockholders in 2025 or until their respective successors are elected and qualify:

Nominee:	For:	Against:	Abstentions:	Broker Non-Votes:
Edward K. Aldag, Jr.	238,010,216	17,508,584	2,236,202	164,249,376
G. Steven Dawson	232,206,675	23,013,305	2,535,022	164,249,376
R. Steven Hamner	235,275,597	19,992,695	2,486,710	164,249,376
Caterina A. Mozingo	245,945,985	9,297,845	2,511,172	164,249,376
Emily W. Murphy	244,226,660	11,026,229	2,502,113	164,249,376
Elizabeth N. Pitman	234,590,527	20,683,074	2,481,401	164,249,376
D. Paul Sparks, Jr.	241,553,068	13,639,752	2,562,182	164,249,376
Michael G. Stewart	231,507,059	23,712,748	2,535,195	164,249,376
C. Reynolds Thompson, III	177,763,381	77,386,455	2,605,166	164,249,376

Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024:

For:	Against:	Abstentions:	Broker Non-Votes:
411,173,355	8,179,629	2,565,449	85,945

Proposal 3: The non-binding, advisory vote on named executive officer compensation was not approved by the following votes:

For:	Against:	Abstentions:	Broker Non-Votes:
91,038,363	163,330,293	3,386,346	164,249,376

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

Date: June 3, 2024	By:	/s/ R. Steven Hamner
R. Steven Hamner, Executive Vice President and Chief Financial Officer